FISCAL 1Q20 RESULTS January 22, 2020

FISCAL 1Q20 OVERVIEW Paul Reilly Chairman & CEO, Raymond James Financial 2

FISCAL 1Q20 HIGHLIGHTS Compared to Compared to GAAP Results Adjusted* Results vs. vs. vs. vs. $ in millions, except per share amounts 1Q20 1Q19 4Q19 1Q19 4Q19 Net revenues $ 2,009 4% (1)% NA NA Net income RECORD $ 268 8% 1% 2% (6)% Earnings per common share - diluted RECORD $ 1.89 12% 2% 6% (6)% 1Q19 4Q19 1Q19 4Q19 Return on equity 16.0% 15.9% 16.2% 16.9% 17.3% Return on tangible common equity* 17.5% 17.6% 17.8% 18.7% 19.1% * These are non-GAAP measures. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the 3 most directly comparable GAAP measures and for more information on these measures.

FISCAL 1Q20 KEY METRICS vs. vs. $ in billions 1Q20 1Q19 4Q19 Client assets under administration RECORD $ 896.0 24% 7% Private Client Group (PCG) assets under administration RECORD $ 855.2 24% 7% PCG assets in fee-based accounts RECORD $ 444.2 31% 9% Financial assets under management RECORD $ 151.7 20% 6% Total clients' domestic cash sweep balances $ 39.5 (16)% 5% PCG financial advisors RECORD 8,060 3% 1% Bank loans, net RECORD $ 21.3 7% 2% 4

PRIVATE CLIENT GROUP Net Revenues Pre-Tax Income $ in millions $ in millions 1,414 12.1% 1,381 10.8% 1,356 1,351 10.4% 10.4% 10.4% 1,271 164 143 153 132 140 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-year change: 4% Year-over-year change: (7)% Sequential change: 2% Pre-Tax Income Pre-Tax Margin Sequential change: 7% Number of Financial Advisors PCG Assets Under Administration $ in billions 8,060 8,011 855.2 7,904 787.4 798.4 7,815 7,862 760.0 690.7 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-year change: 245 Year-over-year change: 24% Sequential change: 49 Sequential change: 7% 5

CAPITAL MARKETS Net Revenues Pre-Tax Income $ in millions $ in millions 14.8% 302 9.6% 10.9% 10.8% 277 268 253 251 4.7% 41 33 24 29 12 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19* 2Q19 3Q19 4Q19* 1Q20 Year-over-year change: 6% Year-over-year change: 142% Sequential change: (11)% Pre-Tax Income Pre-Tax Margin Sequential change: (12)% Investment Banking Revenues Brokerage Revenues $ in millions $ in millions 156 150 115 129 129 130 99 103 104 108 17 29 17 18 26 34 22 28 31 32 31 27 27 42 39 121 93 71 73 82 81 85 80 60 57 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 M&A and Advisory Year-over-year change: 1% Year-over-year change: 16% Sequential change: (13)% Fixed Income Equity Sequential change: 6% Equity Underwriting Debt Underwriting * 1Q19 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of 6 European equities. 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

ASSET MANAGEMENT Net Revenues Pre-Tax Income $ in millions $ in millions 38.8% 39.7% 184 36.8% 34.0% 36.7% 174 177 178 162 69 73 64 65 55 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-year change: 6% Year-over-year change: 14% Sequential change: 3% Pre-Tax Income Pre-Tax Margin Sequential change: 6% Financial Assets Under Management $ in billions 151.7 143.1 143.1 138.5 126.5 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-year change: 20% Sequential change: 6% 7

RAYMOND JAMES BANK Net Revenues Pre-Tax Income $ in millions $ in millions 216 216 64.2% 64.2% 62.5% 212 215 60.6% 203 54.2% 136 138 131 135 110 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-year change: 6% Year-over-year change: 23% Sequential change: 0% Pre-Tax Income Pre-Tax Margin Sequential change: 3% Bank Loans, Net Nonperforming Assets $ in billions as % of Total Assets 21.3 20.7 20.9 20.1 0.25% 19.9 0.21% 0.22% 0.18% 0.16% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-year change: 7% Sequential change: 2% 8

FINANCIAL REVIEW Paul Shoukry Chief Financial Officer, Raymond James Financial 9

CONSOLIDATED NET REVENUES vs. vs. $ in millions 1Q20 1Q19 4Q19 Asset management and related administrative fees $ 955 10% 3% Brokerage revenues 460 (1)% 2% Account and service fees 178 (4)% (1)% Investment banking 141 3% (10)% Interest income 297 (6)% (7)% Other 29 (22)% (47)% Total revenues 2,060 3% (1)% Interest expense (51) (30)% (18)% Net revenues $ 2,009 4% (1)% 10

DOMESTIC CASH SWEEP BALANCES



Clients' Domestic Cash Sweep Balances
as a % of Domestic PCG Assets Under Administration (AUA)
Clients' Domestic Cash Sweep Balances ($B)
Cash Sweep Balances as a % of Domestic PCG AUA
7.2%
5.8%
5.1%
5.0%
4.9%
46.8
41.7
38.2
37.7
39.5
2.9
4.4
18.3
21.1
2.3
4.0
14.3
21.0
2.1
14.4
21.6
2.0
14.0
21.6
2.5
15.1
21.9
1Q19
2Q19
3Q19
4Q19
1Q20
RJBDP- RJ Bank*
RJBDP- Third-Party Banks*
Money Market Funds**
Client Interest Program

Year-over-year change: (16)%
Sequential change: 5%

* Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks.
** Money market funds were discontinued as a sweep option during the third fiscal quarter of 2019. Balances in those funds were converted to RJBDP or reinvested by the client.

11

RAYMOND JAMES

NET INTEREST INCOME & RJBDP FEES (THIRD-PARTY BANKS) Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 329 323 311 315 304 s n 80 67 65 o 68 58 i l l i m n i $ 243 249 248 258 246 1Q19 2Q19 3Q19 4Q19 1Q20 Raymond James Bank Average Yield on RJBDP Net Interest Margin** (Third-Party Banks)*** 3.35% 3.37% 2.00% 3.30% 1.95% 1.83% 3.25% 3.23% 1.74% 1.64% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 * As reported in Account and Service Fees in the PCG segment. ** Raymond James Bank represents a significant portion, but not all, of the firmwide 12 Net Interest Income. RJ Bank Net Interest Margin represents the net yield on interest-earning banking assets. *** Computed by dividing RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks.

CONSOLIDATED EXPENSES Total Compensation Ratio vs. vs. $ in millions 1Q20 1Q19 4Q19 67.2% 65.5% 65.9% 66.3% Compensation, commissions and benefits $ 1,351 7% 2% 65.2% Non-compensation expenses: Communications and information processing 94 2% (1)% Occupancy and equipment 57 12% (3)% 1Q19 2Q19 3Q19 4Q19 1Q20 Business development 44 2% (17)% Investment sub-advisory fees 26 8% 8% Total Non-Compensation Expenses $ in millions Professional fees 21 (5)% (13)% 334 349 Bank loan loss provision/(benefit) (2) NM NM 308 287 299 Other 59 (17)%* (33)%* Total non-compensation expenses 299 (10)% (14)% Total non-interest expenses $ 1,650 3% (1)% 1Q19* 2Q19 3Q19 4Q19* 1Q20 * 1Q19 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of 13 European equities. 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

CONSOLIDATED PRE-TAX MARGIN 18.7% 18.4% 18.0% 17.9% 17.7% 17.5% 17.2% 1Q19* 2Q19 3Q19 4Q19* 1Q20 Pre-tax margin (GAAP) Pre-tax margin (Adjusted)** * 1Q19 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of 14 European equities. 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

CAPITAL MANAGEMENT Dividends Paid and Share Repurchases* $ in millions Share Repurchases* Dividends Paid 505 47 Total of ~$1 billion over the past 5 quarters 458 209 48 133 95 48 62** 48 161 85 47 51 1Q19 2Q19 3Q19 4Q19 1Q20 Number of Shares Repurchased* 6,053 603 1,044 2,127 126 (thousands) Average Share Price of Shares Repurchased $75.76 $78.19 $81.68 $75.75 $89.30 $739 million remains under current share repurchase authorization * Under the Board of Directors' share repurchase authorization. 15 ** Share repurchases in 1Q20 totaled $11 million.

OUTLOOK 16

APPENDIX 17

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a more meaningful comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP financial measures for those periods which include non-GAAP adjustments. continued on next slide Note: Please refer to the footnotes on slide 22 for additional information. 18

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Three months ended $ in millions, except per share amounts December 31, 2018 September 30, 2019 Net income $ 249 $ 265 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 15 — Goodwill impairment (2) — 19 Pre-tax impact of non-GAAP adjustments 15 19 Tax effect of non-GAAP adjustments — — Total non-GAAP adjustments, net of tax 15 19 Adjusted net income $ 264 $ 284 Pre-tax income $ 332 $ 354 Pre-tax impact of non-GAAP adjustments (as detailed above) 15 19 Adjusted pre-tax income $ 347 $ 373 Pre-tax margin (3) 17.2% 17.5% Adjusted pre-tax margin (3) 18.0% 18.4% Earnings per common share (4) Basic $ 1.73 $ 1.90 Adjusted basic $ 1.83 $ 2.04 Diluted $ 1.69 $ 1.86 Adjusted diluted $ 1.79 $ 2.00 continued on next slide Note: Please refer to the footnotes on slide 22 for additional information. 19

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Book value per share As of $ in millions, except per share amounts December 31, 2018 September 30, 2019 December 31, 2019 Total equity attributable to Raymond James Financial, Inc. $ 6,143 $ 6,581 $ 6,842 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 633 611 609 Deferred tax liabilities, net (34) (28) (31) Tangible common equity attributable to Raymond James Financial, Inc. $ 5,544 $ 5,998 $ 6,264 Common shares outstanding 140.6 137.8 138.9 Book value per share (5) $ 43.69 $ 47.76 $ 49.26 Tangible book value per share (5) $ 39.43 $ 43.53 $ 45.10 continued on next slide Note: Please refer to the footnotes on slide 22 for additional information. 20

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Return on equity Three months ended $ in millions December 31, 2018 September 30, 2019 December 31, 2019 Average equity (6) $ 6,256 $ 6,542 $ 6,712 Impact on average equity of non-GAAP adjustments: Acquisition and disposition-related expenses (1) 7 — NA Goodwill impairment (2) — 9 NA Adjusted average equity (6) $ 6,263 $ 6,551 NA Average equity (6) $ 6,256 $ 6,542 $ 6,712 Less: Average goodwill and identifiable intangible assets, net 636 623 610 Average deferred tax liabilities, net (33) (27) (30) Average tangible common equity (6) $ 5,653 $ 5,946 $ 6,132 Impact on average equity of non-GAAP adjustments: Acquisition and disposition-related expenses (1) 7 — NA Goodwill impairment (2) — 9 NA Adjusted average tangible common equity (6) $ 5,660 $ 5,955 NA Return on equity (7) 15.9% 16.2% 16.0% Adjusted return on equity (7) 16.9% 17.3% NA Return on tangible common equity (7) 17.6% 17.8% 17.5% Adjusted return on tangible common equity (7) 18.7% 19.1% NA continued on next slide Note: Please refer to the footnotes on slide 22 for additional information. 21

FOOTNOTES 1. The three months ended December 31, 2018 included a loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities. 2. The three months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. 3. Computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. 4. Computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. 5. Computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. 6. Computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. 7. Computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period. 22